AMENDMENT TO PROMISSORY NOTE

This Amendment to Promissory Note (this “Amendment”) is made and entered into as of November 13, 2025, by and between:

Borrower: Elventix Technology Corporation, a corporation organized and existing under the laws of the State of Wyoming, United States, with its registered address at 1309 Coffeen Avenue STE 1200 Sheridan, Wyoming 82801.

Lender: Smarterest Incorporated, a company organized and existing under the laws of the province of Ontario, Canada, with its registered address at 150 King St W Suite 200, Toronto, Ontario, M5H 1J9, Canada.

RECITALS

WHEREAS, the Borrower and Lender entered into a Promissory Note dated May 15, 2025 (the “Original Note”), in the principal amount of $188,538.00 USD;

and WHEREAS, the parties wish to correct an erroneous reference to the Maturity Date in the Original Note and to extend the Maturity Date.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.	Correction of Erroneous Maturity Date

The parties acknowledge that the Maturity Date in the Original Note is correctly stated as November 14, 2025 in all places except one reference where it was incorrectly stated as November 14, 2026. That erroneous reference is hereby corrected to read November 14, 2025.

2.	Extension of Maturity Date

Notwithstanding the correction above, the Maturity Date of the Original Note is hereby extended to December 31, 2025. All references to the Maturity Date in the Original Note shall be deemed to refer to the new extended date.

3.	No Other Changes

Except as expressly amended herein, all other terms and conditions of the Original Note shall remain in full force and effect.

4.	Governing Law

This Amendment shall be governed by and construed in accordance with the laws of the State of Wyoming.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

Lender: Smarterest Incorporated

By: /s/ Evgenia Gonikman
Name: Evgenia Gonikman
Title: CEO, President, Director
Date: November 13, 2025

Borrower: Elventix Technology Corporation

By: /s/ Tallis Mateus Da Silva
Name: Tallis Mateus Da Silva
Title: President, Director, Treasurer & Secretary
Date: November 13, 2025